SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         Current Report


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                January 6, 1998 (December 19, 1997)


                KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)



                              1-707
                    (Commission file number)


         MISSOURI                                       44-0308720
(State of other jurisdiction of                      (I.R.S. Employer
incorporation  or organization)                     Identification No.)


                           1201 Walnut
                  Kansas City, Missouri  64106
            (Address of principal executive offices)


                         (816) 556-2200
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Attached is a press release issued by the Company postponing its Special Meeting of Shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit
     Number

       99.     Press Release, dated December 19, 1997,
               issued jointly by Kansas City Power & Light Company and Western Resources, Inc.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KANSAS CITY POWER & LIGHT COMPANY


                              /s/Jeanie Sell Latz
                              Jeanie Sell Latz
                              Senior Vice President-Corporate Services


Date:  January 6, 1998